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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             -----------------------

                          Date of Report: July 1, 2004

                                  BAYLAKE CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                        001-16339              39-1268055
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(State or other jurisdiction             (Commission          (I.R.S. Employer
     of incorporation)                   File Number)        Identification No.)

217 North Fourth Avenue, Sturgeon Bay, Wisconsin                    54235
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    (Address of principal executive offices)                     (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 743-5551



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Item 4.  Changes in Registrant's Certifying Accountant.

         On July 1, 2004, with the consent of Baylake Corp. ("Baylake"), Smith & Gesteland, LLP ("S&G") will resign as Baylake's independent public accountants. The resignation is to be effective upon the filing of Baylake's 10-Q for the quarter ended June 30, 2004. Also on July 1, 2004, Baylake accepted the prospective resignation and appointed Crowe Chizek and Company LLC ("CC") as its new independent accountants, effective upon S&G's resignation. The decision to accept the resignation of S&G and to retain CC was made by Baylake's Audit Committee. S&G will remain responsible for Baylake's independent public accounting functions with respect to the second quarter of 2004 until the related 10-Q is filed, after which time CC will assume that role. S&G has indicated to Baylake that its decision to resign as independent auditor arose from S&G's decision as a firm to phase out its representation of public companies which are accelerated filers in the context of rapidly changing obligations in connection with their audits.

         S&G's reports on Baylake's consolidated financial statements as of and for the fiscal years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During Baylake's two most recent fiscal years ended December 31, 2002 and 2003, and the subsequent interim period through July 1, 2004, there were no disagreements between Baylake and S&G on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to S&G's satisfaction, would have caused S&G to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Baylake's two most recent fiscal years ended December 31, 2002 and 2003 or the subsequent interim period through July 1, 2004.

         Baylake has provided S&G with a copy of the foregoing disclosures and requested that S&G furnish Baylake with a letter addressed to the Securities and Exchange Commission stating whether S&G concurs with the statements made herein and, if not, stating the respects in which S&G does not agree. Attached as
Exhibit 16 is a letter from S&G, stating its concurrence with the statements.

         During Baylake's two most recent fiscal years ended December 31, 2002 and 2003, and the subsequent interim period through July 1, 2004, neither Baylake nor anyone acting on its behalf consulted with CC regarding any of the matter or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         16 Letter of Smith & Gesteland, LLP regarding change in certifying accountant


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 7, 2004                                     /s/ Steven D. Jennerjohn
                                                        ------------------------
                                                        Steven D. Jennerjohn
                                                        Chief Financial Officer






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